UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-05497

Western Asset Municipal High Income Fund Inc.
(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY			10018
(Address of principal executive offices)			(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place, Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(888) 777-0102

Date of fiscal year end:	October 31

Date of reporting period:	April 30, 2013

ITEM 1.                  REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

April 30, 2013

Semi-Annual Report

Western Asset Municipal High Income Fund Inc.
(MHF)

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Western Asset Municipal High Income Fund Inc.

Fund objective

The Fund seeks high current income exempt from federal income taxes.

What’s inside

Letter from the chairman	II

Investment commentary	IV

Fund at a glance	1

Spread duration	2

Effective duration	3

Schedule of investments	4

Statement of assets and liabilities	13

Statement of operations	14

Statements of changes in net assets	15

Financial highlights	16

Notes to financial statements	17

Board approval of management and subadvisory agreements	25

Additional shareholder information	32

Dividend reinvestment plan	33

Letter from the chairman

Dear Shareholder,

We are pleased to provide the semi-annual report of Western Asset Municipal High Income Fund Inc. for the six-month reporting period ended April 30, 2013. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

I am pleased to introduce myself as the new Chairman, President and Chief Executive Officer of the Fund, succeeding R. Jay Gerken, as he embarks upon his retirement. Jay has most recently served as Chairman, President and Chief Executive Officer of the Fund and other funds in the Legg Mason complex. On behalf of all our shareholders and the Fund’s Board of Directors, I would like to thank Jay for his vision and guidance, and wish him all the best.

I am honored to have been appointed to my new role with the Fund. During my 23 year career in the financial industry, I have seen it evolve and expand. Despite these changes, keeping an unwavering focus on our shareholders and their needs remains paramount. This was a consistent focus of Jay’s, and I look forward to following his lead in the years to come.

Recent regulations adopted by the Commodity Futures Trading Commission (the “CFTC”) require operators of registered investment companies, including closed-end funds, to register as “commodity pool operators” unless the fund limits its investments in commodity interests. Effective December 31, 2012, your Fund’s manager has claimed the exclusion from the definition of “commodity pool operator.” More information about the CFTC rules and their effect on the Fund is included later in this report on page 24.

As always, we remain committed to providing you with excellent service and a full spectrum of investment

Western Asset Municipal High Income Fund Inc.	III

choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.lmcef.com. Here you can gain immediate access to market and investment information, including:

•  Fund prices and performance,

•  Market insights and commentaries from our portfolio managers, and

•  A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Kenneth D. Fuller

Chairman, President and Chief Executive Officer

June 3, 2013

IV	Western Asset Municipal High Income Fund Inc.

Investment commentary

Economic review

The U.S. economy continued to grow over the six months ended April 30, 2013 (the “reporting period”), but it did so at an uneven pace. Looking back, U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, was 1.3% in the second quarter of 2012. Economic growth accelerated to 3.1% in the third quarter, partially due to increased private inventory investment, higher federal government spending and moderating imports. However, economic activity sharply moderated in the fourth quarter, with GDP expanding an anemic 0.4%. This was driven by a reversal of the above factors, as private inventory investment and federal government spending weakened. Economic growth then improved, as the U.S. Department of Commerce’s second estimate for first quarter 2013 GDP growth, released after the reporting period ended, was 2.4%. Accelerating growth was due, in part, to strengthening consumer spending, which rose 3.4% during the first quarter, versus a 1.8% increase during the previous quarter.

While there was some improvement in the U.S. job market, unemployment remained elevated throughout the reporting period. When the period began, unemployment, as reported by the U.S. Department of Labor, was 7.9%. The unemployment rate fluctuated between 7.8% and 7.9% through January 2013. Unemployment then fell to 7.7% in February, 7.6% in March and 7.5% in April, the lowest level since December 2008. In addition, the number of longer-term unemployed has declined in recent months. In February 2013, more than 40% of the people without a job had been out of work for more than six months. This fell to 37.4% in April 2013.

Meanwhile, the housing market brightened, as sales generally improved and home prices continued to rebound. According to the National Association of Realtors (“NAR”), existing-home sales rose 0.6% on a seasonally adjusted basis in April 2013 versus the previous month and were 9.7% higher than in April 2012. In addition, the NAR reported that the median existing-home price for all housing types was $192,800 in April 2013, up 11.0% from April 2012. This marked the fourteenth consecutive month that home prices rose compared to the same period a year earlier. While the inventory of homes available for sale rose in April to a 5.2 month supply at the current sales pace, it was 13.60% lower than in April 2012.

While manufacturing activity was weak in many international developed countries, it was generally positive in the U.S. Based on the Institute for Supply Management’s Purchasing Managers’ Index (“PMI”)ii, after expanding the prior two months, the U.S. manufacturing sector modestly contracted in November 2012, with a reading of 49.5 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). However, manufacturing expanded over the next five months, with the PMI at 50.7 in April 2013. During April, 14 of the 18 industries within the PMI expanded.

Western Asset Municipal High Income Fund Inc.	V

Market review

Q. How did the Federal Reserve Board (“Fed”)iii respond to the economic environment?

A. The Fed took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. At its September 2012 meeting, prior to the beginning of the reporting period, the Fed announced a third round of quantitative easing (“QE3”), which involves purchasing $40 billion each month of agency mortgage-backed securities (“MBS”) on an open-end basis. In addition, the Fed further extended the duration that it expects to keep the federal funds rate on hold, until at least mid-2015. At its meeting in December, the Fed announced that it would continue purchasing $40 billion per month of agency MBS, as well as initially purchasing $45 billion a month of longer-term Treasuries. The Fed also said that it would keep the federal funds rate on hold “...as long as the unemployment rate remains above 6.5%, inflation between one and two years ahead is projected to be no more than a half percentage point above the Committee’s 2% longer-run goal, and longer-term inflation expectations continue to be well anchored.” As expected, at its meeting that ended on May 1, 2013, after the reporting period ended, the Fed said it would continue its asset purchase program.

Q. Did Treasury yields trend higher or lower during the six months ended April 30, 2013?

A. Both short- and long-term Treasury yields declined during the reporting period. When the period began, the yield on the two-year Treasury was 0.30%, matching its high over the six months ended April 30, 2013. It fell as low as 0.20% on April 29, 2013 and ended the period at 0.22%. The yield on the ten-year Treasury began the period at 1.72%. Ten-year Treasuries hit a low of 1.58% in mid-November 2012 and peaked at 2.07% on March 11, 2013, before ending the period at 1.70%.

Q. What factors impacted the spread sectors (non-Treasuries) during the reporting period?

A. The spread sectors experienced periods of volatility during the period given a number of macro issues, including the European sovereign debt crisis, mixed economic data and concerns related to the U.S. “fiscal cliff” and sequestration. However, the majority of spread sectors outperformed equal-durationv Treasuries given generally solid demand from investors looking to generate incremental yield in the low interest rate environment.

Q. How did the municipal bond market perform versus the taxable bond market over the reporting period?

A. The municipal bond market outperformed its taxable bond counterpart during the six months ended April 30, 2013. Over that period, the Barclays Municipal Bond Indexvi and the Barclays U.S. Aggregate Indexvii returned 1.78% and 0.91%, respectively. The municipal bond market was supported by generally solid demand, a decline in new issuance, improving tax revenues and low default rates. Additionally, investor sentiment improved as a number of states made progress toward shoring up their financial situation by raising taxes and cutting expenses.

VI	Western Asset Municipal High Income Fund Inc.

Investment commentary (cont’d)

Performance review

For the six months ended April 30, 2013, Western Asset Municipal High Income Fund Inc. returned 2.39% based on its net asset value (“NAV”)viii and -5.30% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmark, the Barclays Municipal Bond Index, returned 1.78% for the same period. The Lipper High Yield Municipal Debt Closed-End Funds Category Averageix returned 4.19% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.

Certain investors may be subject to the federal alternative minimum tax, and state and local taxes will apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

During this six-month period, the Fund made distributions to shareholders totaling $0.19 per share, which may have included a return of capital. The performance table shows the Fund’s six-month total return based on its NAV and market price as of April 30, 2013. Past performance is no guarantee of future results.

Performance Snapshot as of April 30, 2013 (unaudited)

Price Per Share	6-Month Total Return*
$8.20 (NAV)	2.39%†
$7.83 (Market Price)	-5.30%‡

All figures represent past performance and are not a guarantee of future results. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

*

Total returns are based on changes in NAV or market price, respectively. Returns reflect the deduction of all Fund expenses, including management fees, operating expenses, and other Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors may pay on distributions or the sale of shares.

†	Total return assumes the reinvestment of all distributions, including returns of capital, if any, at NAV.

‡	Total return assumes the reinvestment of all distributions, including returns of capital, if any, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Looking for additional information?

The Fund is traded under the symbol “MHF” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XMHFX” on most financial websites. Barron’s and the Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.lmcef.com.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Kenneth D. Fuller

Chairman, President and Chief Executive Officer

June 3, 2013

Western Asset Municipal High Income Fund Inc.	VII

RISKS: The Fund’s investments are subject to credit risk, inflation risk and interest rate risk. High-yield bonds involve greater credit and liquidity risks than investment grade bonds. As interest rates rise, bond prices fall, reducing the value of the Fund’s holdings. Municipal securities purchased by the Fund may be adversely affected by changes in the financial condition of municipal issuers and insurers, regulatory and political developments, uncertainties and public perceptions, and other factors. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

i	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.
ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

v

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

vi	The Barclays Municipal Bond Index is a market value weighted index of investment grade municipal bonds with maturities of one year or more.
vii

The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

viii

Net asset value (“NAV”) is calculated by subtracting total liabilities and outstanding preferred stock (if any) from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

ix

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended April 30, 2013, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 12 funds in the Fund’s Lipper category.

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Western Asset Municipal High Income Fund Inc. 2013 Semi-Annual Report	1

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†  The bar graph above represents the composition of the Fund’s investments as of April 30, 2013 and October 31, 2012 and does not include derivatives such as futures contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

2	Western Asset Municipal High Income Fund Inc. 2013 Semi-Annual Report

Spread duration (unaudited)

Economic Exposure — April 30, 2013

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

__________________________

Benchmark	— Barclays Municipal Bond Index
MHF	— Western Asset Municipal High Income Fund Inc.

Western Asset Municipal High Income Fund Inc. 2013 Semi-Annual Report	3

Effective duration (unaudited)

Interest Rate Exposure — April 30, 2013

Total Effective Duration

MHF	— 7.12 years
Benchmark	— 6.57 years

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

________________________

Benchmark	— Barclays Municipal Bond Index
MHF	— Western Asset Municipal High Income Fund Inc.

4	Western Asset Municipal High Income Fund Inc. 2013 Semi-Annual Report

Schedule of investments (unaudited)

April 30, 2013

Western Asset Municipal High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Municipal Bonds — 97.9%
Arizona — 1.9%
Pima County, AZ, IDA Revenue, Tucson Electric Power Co.	5.750%	9/1/29	$1,000,000	$ 1,052,610
Salt Verde, AZ, Financial Corp. Gas Revenue	5.000%	12/1/37	1,500,000	1,682,805
University Medical Center Corp., AZ, Hospital Revenue	6.250%	7/1/29	500,000	583,420
Total Arizona				3,318,835
California — 6.2%
California State PCFA, Water Furnishing Revenue	5.000%	11/21/45	3,000,000	3,112,620
California State Public Works Board, Lease Revenue, Various Capital Projects	5.125%	10/1/31	1,500,000	1,711,410
M-S-R Energy Authority, CA, Gas Revenue	7.000%	11/1/34	2,000,000	2,819,760
M-S-R Energy Authority, CA, Gas Revenue	6.500%	11/1/39	2,000,000	2,747,080
Redding, CA, Redevelopment Agency, Tax Allocation, Shastec Redevelopment Project	5.000%	9/1/29	600,000	604,248
Total California				10,995,118
Colorado — 4.7%
Colorado Educational & Cultural Facilities Authority Revenue:
Cheyenne Mountain Charter Academy	5.250%	6/15/25	680,000	711,675
Cheyenne Mountain Charter Academy	5.125%	6/15/32	510,000	520,679
Elbert County Charter	7.375%	3/1/35	785,000	792,026
Public Authority for Colorado Energy, Natural Gas Purchase Revenue	6.125%	11/15/23	4,000,000	4,859,240
Reata South Metropolitan District, CO, GO	7.250%	6/1/37	1,000,000	892,440
Southlands, CO, Metropolitan District No. 1, GO	7.125%	12/1/34	500,000	553,505	(a)
Total Colorado				8,329,565
Delaware — 4.4%
Delaware State EDA Revenue, Indian River Power LLC	5.375%	10/1/45	4,000,000	4,301,800
Sussex County, DE, Recovery Zone Facility Revenue, NRG Energy Inc., Indian River Power LLC	6.000%	10/1/40	3,000,000	3,398,250
Total Delaware				7,700,050
District of Columbia — 2.3%
District of Columbia COP, District Public Safety & Emergency, AMBAC	5.500%	1/1/20	1,895,000	1,954,749
District of Columbia Revenue, Friendship Public Charter School Inc.	5.000%	6/1/42	2,000,000	2,083,360
Total District of Columbia				4,038,109

See Notes to Financial Statements.

Western Asset Municipal High Income Fund Inc. 2013 Semi-Annual Report	5

Western Asset Municipal High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Florida — 4.4%
Beacon Lakes, FL, Community Development District, Special Assessment	6.900%	5/1/35	$ 750,000	$ 758,175
Bonnet Creek Resort Community Development District, Special Assessment	7.500%	5/1/34	1,500,000	1,496,850
Martin County, FL, IDA Revenue, Indiantown Cogeneration LP Project	4.200%	12/15/25	1,500,000	1,512,810	(c)
Orange County, FL, Health Facilities Authority Revenue, First Mortgage Healthcare Facilities Revenue Bonds, GF/Orlando Inc. Project	9.000%	7/1/31	885,000	885,203
Palm Beach County, FL, Health Facilities Authority Revenue, John F. Kennedy Memorial Hospital Inc. Project	9.500%	8/1/13	80,000	81,754	(d)
Reunion, FL, East Community Development District, Special Assessment	7.375%	5/1/33	1,385,000	1,388,781
Reunion, FL, East Community Development District, Special Assessment	7.375%	5/1/33	615,000	307,500	(b)
Santa Rosa, FL, Bay Bridge Authority Revenue	6.250%	7/1/28	949,207	408,159	(b)
University of Central Florida, COP, FGIC	5.000%	10/1/25	1,000,000	1,028,060
Total Florida				7,867,292
Georgia — 4.5%
Atlanta, GA, Airport Revenue, AGM	5.000%	1/1/26	1,000,000	1,061,950
Atlanta, GA, Development Authority Educational Facilities Revenue, Science Park LLC Project	5.000%	7/1/32	2,000,000	2,204,520
Atlanta, GA, Water & Wastewater Revenue	6.250%	11/1/39	2,000,000	2,469,980
DeKalb, Newton & Gwinnett Counties, GA, Joint Development Authority Revenue, GGC Foundation LLC Project	6.125%	7/1/40	1,000,000	1,158,090
Franklin County, GA, Industrial Building Authority Revenue, Emmanuel College Inc.	6.000%	11/1/32	1,000,000	997,720
Total Georgia				7,892,260
Hawaii — 1.9%
Hawaii State Department of Budget & Finance Special Purpose Revenue:
Craigside Retirement Residence	7.500%	11/15/15	805,000	807,463
Craigside Retirement Residence	8.750%	11/15/29	200,000	238,288
Hawaiian Electric Co.	6.500%	7/1/39	2,000,000	2,340,700
Total Hawaii				3,386,451
Illinois — 1.8%
Illinois Finance Authority Revenue:
Park Place of Elmhurst	8.125%	5/15/40	1,000,000	1,033,090
Refunding, Chicago Charter School Project	5.000%	12/1/26	1,000,000	1,062,460

See Notes to Financial Statements.

6	Western Asset Municipal High Income Fund Inc. 2013 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

April 30, 2013

Western Asset Municipal High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Illinois — continued
Illinois State Finance Authority Revenue, Franciscan Communities Inc.	5.250%	5/15/47	$1,000,000	$1,027,460
Total Illinois				3,123,010
Indiana — 1.7%
County of St. Joseph, IN, EDR:
Holy Cross Village Notre Dame Project	6.000%	5/15/26	285,000	294,137
Holy Cross Village Notre Dame Project	6.000%	5/15/38	550,000	562,810
Indiana State Finance Authority Revenue, Private Activity Ohio River Bridges East End Crossing Project	5.000%	7/1/48	2,000,000	2,087,360	(c)
Total Indiana				2,944,307
Kansas — 0.7%
Salina, KS, Hospital Revenue, Refunding & Improvement Salina Regional Health	5.000%	10/1/22	1,150,000	1,237,929
Kentucky — 1.3%
Owen County, KY, Waterworks System Revenue, Kentucky American Water Co. Project	6.250%	6/1/39	2,000,000	2,237,160
Louisiana — 0.4%
Epps, LA, COP	8.000%	6/1/18	775,000	690,920
Maryland — 2.0%
Maryland State Health & Higher EFA Revenue, Mercy Medical Center	6.250%	7/1/31	3,000,000	3,595,260
Massachusetts — 1.1%
Boston, MA, Industrial Development Financing Authority Revenue, Roundhouse Hospitality LLC Project	7.875%	3/1/25	740,000	691,190	(c)
Massachusetts State DFA Revenue, Tufts Medical Center Inc.	6.875%	1/1/41	1,000,000	1,202,660
Massachusetts State Port Authority Revenue	13.000%	7/1/13	80,000	81,640	(d)
Total Massachusetts				1,975,490
Michigan — 5.2%
Allen Academy, COP	7.500%	6/1/23	2,130,000	2,184,571	(a)
Detroit, MI, Water Supply System Revenue, Senior Lien	5.250%	7/1/41	2,000,000	2,169,600
Gaudior Academy, COP	7.250%	4/1/34	1,000,000	1,011,620
Michigan State Strategic Fund Limited Obligation Revenue:
Evangelical Homes of Michigan	5.250%	6/1/32	500,000	505,375
Evangelical Homes of Michigan	5.500%	6/1/47	750,000	757,972
Royal Oak, MI, Hospital Finance Authority Revenue, William Beaumont Hospital	8.250%	9/1/39	2,000,000	2,551,840
Total Michigan				9,180,978

See Notes to Financial Statements.

Western Asset Municipal High Income Fund Inc. 2013 Semi-Annual Report	7

Western Asset Municipal High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Missouri — 1.1%
Missouri State HEFA Revenue:
Lutheran Senior Services	6.000%	2/1/41	$ 500,000	$ 565,645
Refunding, St. Lukes Episcopal	5.000%	12/1/21	1,300,000	1,420,809
Total Missouri				1,986,454
Nebraska — 2.0%
Central Plains Energy Project, NE, Gas Project Revenue, Project #3	5.000%	9/1/42	3,340,000	3,608,536
New Jersey — 2.9%
New Jersey State EDA Revenue, Refunding	6.875%	1/1/37	5,000,000	5,067,650	(c)
New Mexico — 0.6%
Otero County, NM, COP, Jail Project Revenue	7.500%	12/1/24	1,000,000	1,005,030
New York — 1.5%
Brooklyn Arena, NY, Local Development Corp., Barclays Center Project	6.250%	7/15/40	2,000,000	2,379,740
New York City, NY, IDA, Civic Facilities Revenue, Special Needs Facilities Pooled Program	8.125%	7/1/19	265,000	266,169
Total New York				2,645,909
Ohio — 2.9%
Cuyahoga County, OH, Hospital Facilities Revenue, Canton Inc. Project	7.500%	1/1/30	1,385,000	1,387,396
Miami County, OH, Hospital Facilities Revenue, Refunding and Improvement Upper Valley Medical Center	5.250%	5/15/21	1,500,000	1,616,115
Ohio State Water Development Authority, Environmental Improvement Revenue, U.S. Steel Corp. Project	6.600%	5/1/29	2,000,000	2,200,380
Total Ohio				5,203,891
Oklahoma — 1.4%
Tulsa County, OK, Industrial Authority, Senior Living Community Revenue:
Montereau Inc. Project	6.875%	11/1/23	1,300,000	1,372,241
Montereau Inc. Project	7.125%	11/1/30	1,000,000	1,143,140
Total Oklahoma				2,515,381
Pennsylvania — 4.5%
Monroe County, PA, Hospital Authority Revenue, Pocono Medical Center	5.000%	1/1/27	1,000,000	1,048,620
Montgomery County, PA, IDA Revenue:
Acts Retirement-Life Communities	5.000%	11/15/28	1,400,000	1,581,090
Acts Retirement-Life Communities	5.000%	11/15/29	1,350,000	1,504,548
Pennsylvania Economic Development Financing Authority, Health Systems Revenue, Albert Einstein Healthcare	6.250%	10/15/23	2,000,000	2,338,960

See Notes to Financial Statements.

8	Western Asset Municipal High Income Fund Inc. 2013 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

April 30, 2013

Western Asset Municipal High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Pennsylvania — continued
Philadelphia, PA, Authority for IDR:
Discovery Charter School Inc. Project	6.250%	4/1/37	$ 500,000	$ 555,870
Host Marriot LP Project, Remarketed 10/31/95	7.750%	12/1/17	1,000,000	1,002,560	(c)
Total Pennsylvania				8,031,648
Puerto Rico — 2.0%
Puerto Rico Electric Power Authority, Power Revenue	5.250%	7/1/40	1,000,000	998,490
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue	5.000%	8/1/40	1,000,000	1,065,240	(e)
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue	5.000%	8/1/43	1,500,000	1,536,540
Total Puerto Rico				3,600,270
Tennessee — 1.4%
Shelby County, TN, Health Educational & Housing Facilities Board Revenue, Trezevant Manor Project	5.750%	9/1/37	2,500,000	2,558,175
Texas — 25.6%
Brazos River, TX, Harbor Industrial Development Corp., Environmental Facilities Revenue, Dow Chemical Co.	5.900%	5/1/28	1,500,000	1,697,400	(c)(f)(g)
Burnet County, TX, Public Facility Project Revenue	7.500%	8/1/24	1,335,000	934,500
Central, TX, Regional Mobility Authority Revenue	5.000%	1/1/33	500,000	531,060	(h)
Central, TX, Regional Mobility Authority Revenue	5.000%	1/1/42	2,000,000	2,083,900	(h)
Dallas-Fort Worth, TX, International Airport Revenue, Joint Improvement	5.000%	11/1/42	4,000,000	4,232,480	(c)
Gulf Coast, TX, IDA Revenue, Citgo Petroleum Corp. Project	4.875%	5/1/25	1,000,000	1,034,680	(c)
Harris County, TX, Cultural Education Facilities Finance Corp., Medical Facilities Revenue, Baylor College of Medicine	5.625%	11/15/32	2,000,000	2,299,900
Houston, TX, Airport System Revenue:
Special Facilities, Continental Airlines Inc. Projects	6.125%	7/15/27	2,750,000	2,762,182	(c)
Special Facilities, Continental Airlines Inc., Terminal Projects	6.500%	7/15/30	1,000,000	1,129,210	(c)
Special Facilities, Continental Airlines Inc., Terminal Projects	6.625%	7/15/38	1,000,000	1,130,380	(c)
Laredo, TX, ISD Public Facility Corp., Lease Revenue, AMBAC	5.000%	8/1/29	1,000,000	1,005,800
Love Field Airport Modernization Corp., TX, Special Facilities Revenue, Southwest Airlines Co. Project	5.250%	11/1/40	6,000,000	6,546,420
Midlothian, TX, Development Authority, Tax Increment Contract Revenue	6.200%	11/15/29	1,000,000	1,011,270

See Notes to Financial Statements.

Western Asset Municipal High Income Fund Inc. 2013 Semi-Annual Report	9

Western Asset Municipal High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Texas — continued
North Texas Tollway Authority Revenue	5.750%	1/1/40	$2,500,000	$2,836,450
Texas Midwest Public Facility Corp. Revenue, Secure Treatment Facility Project	9.000%	10/1/30	2,000,000	1,100,000	(b)
Texas Private Activity Bond Surface Transportation Corp., Senior Lien, NTE Mobility Partners LLC	6.875%	12/31/39	2,000,000	2,409,720
Texas Private Activity Bond Surface Transportation Corp. Revenue, LBJ Infrastructure Group LLC	7.000%	6/30/40	4,000,000	4,905,040
Texas State Municipal Gas Acquisition & Supply Corp. III, Gas Supply Revenue	5.000%	12/15/28	1,500,000	1,636,230
Texas State Public Finance Authority:
Charter School Finance Corp. Revenue, Cosmos Foundation Inc.	6.200%	2/15/40	1,000,000	1,199,860
Uplift Education	5.750%	12/1/27	1,500,000	1,641,570
West Texas Detention Facility Corp. Revenue	8.000%	2/1/25	1,865,000	1,798,979
Willacy County, TX, PFC Project Revenue	8.250%	12/1/23	955,000	976,440
Willacy County, TX, PFC Project Revenue, County Jail	7.500%	11/1/25	485,000	478,826
Total Texas				45,382,297
U.S. Virgin Islands — 1.6%
Virgin Islands Public Finance Authority Revenue, Matching Fund Loan	6.750%	10/1/37	2,500,000	2,894,475
Virginia — 3.8%
Broad Street CDA Revenue	7.500%	6/1/33	748,000	767,014	(a)
Chesterfield County, VA, EDA, Solid Waste and Sewer Disposal Revenue, Virginia Electric Power Co. Project	5.600%	11/1/31	2,500,000	2,686,450	(c)
Virginia State Small Business Financing Authority Revenue:
Elizabeth River Crossings OpCo LLC Project	5.250%	1/1/32	1,000,000	1,094,230	(c)
Elizabeth River Crossings OpCo LLC Project	5.500%	1/1/42	2,000,000	2,180,020	(c)
Total Virginia				6,727,714
West Virginia — 1.5%
Pleasants County, WV, PCR, Refunding, County Commission, Allegheny Energy Supply Co., LLC	5.250%	10/15/37	2,500,000	2,668,175
Wisconsin — 0.6%
Wisconsin State HEFA Revenue, Aurora Health Care Inc.	6.400%	4/15/33	1,000,000	1,003,310
Total Investments before Short-Term Investments (Cost — $159,594,991)				173,411,649

See Notes to Financial Statements.

10	Western Asset Municipal High Income Fund Inc. 2013 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

April 30, 2013

Western Asset Municipal High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Short-Term Investments — 1.8%
New York — 1.2%
New York City, NY, MFA, Water & Sewer System Revenue, Second General Resolution, SPA-Dexia Credit Local	0.450%	6/15/32	$2,000,000	$ 2,000,000	(i)(j)
Texas — 0.6%
Harris County, TX, Cultural Education Facilities Finance Corp. Revenue, Methodist Hospital	0.170%	12/1/24	1,100,000	1,100,000	(i)(j)
Total Short-Term Investments (Cost — $3,100,000)				3,100,000
Total Investments — 99.7% (Cost — $162,694,991#)				176,511,649
Other Assets in Excess of Liabilities — 0.3%				584,513
Total Net Assets — 100.0%				$177,096,162

(a)  Pre-Refunded bonds are escrowed with U.S. government obligations and/or U.S. government agency securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.

(b)  The coupon payment on these securities is currently in default as of April 30, 2013.

(c)  Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (“AMT”).

(d)  Bonds are escrowed to maturity by government securities and/or U.S. government agency securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.

(e)  All or a portion of this security is held at the broker as collateral for open futures contracts.

(f)  Maturity date shown represents the mandatory tender date.

(g)  Variable rate security. Interest rate disclosed is as of the most recent information available.

(h)  Security is purchased on a when-issued basis.

(i)  Variable rate demand obligations have a demand feature under which the Fund can tender them back to the issuer or liquidity provider on no more than 7 days notice.

(j)  Maturity date shown is the final maturity date. The security may be sold back to the issuer before final maturity.

#  Aggregate cost for federal income tax purposes is substantially the same.

See Notes to Financial Statements.

Western Asset Municipal High Income Fund Inc. 2013 Semi-Annual Report	11

Western Asset Municipal High Income Fund Inc.

Abbreviations used in this schedule:

AGM	— Assured Guaranty Municipal Corporation — Insured Bonds
AMBAC	— American Municipal Bond Assurance Corporation — Insured Bonds
CDA	— Communities Development Authority
COP	— Certificates of Participation
DFA	— Development Finance Agency
EDA	— Economic Development Authority
EDR	— Economic Development Revenue
EFA	— Educational Facilities Authority
FGIC	— Financial Guaranty Insurance Company — Insured Bonds
GO	— General Obligation
HEFA	— Health & Educational Facilities Authority
IDA	— Industrial Development Authority
IDR	— Industrial Development Revenue
ISD	— Independent School District
MFA	— Municipal Finance Authority
PCFA	— Pollution Control Financing Authority
PCR	— Pollution Control Revenue
PFC	— Public Facilities Corporation
SPA	— Standby Bond Purchase Agreement — Insured Bonds

Summary of Investments by Industry†

Industrial revenue	28.0%
Health care	19.0
Transportation	12.9
Education	7.0
Leasing	6.4
Power	6.4
Special tax obligation	6.0
Water & sewer	4.4
Pre-refunded/escrowed to maturity	3.4
Other	2.7
Solid waste/resource recovery	1.5
Local general obligation	0.5
Short-term investments	1.8
100.0%

†  As a percentage of total investments. Please note that Fund holdings are as of April 30, 2013 and are subject to change.

See Notes to Financial Statements.

12	Western Asset Municipal High Income Fund Inc. 2013 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

April 30, 2013

Western Asset Municipal High Income Fund Inc.

Ratings Table*

Standard & Poor’s/Moody’s/Fitch**
AA/Aa	2.3%
A	22.2
BBB/Baa	45.4
BB/Ba	4.4
B/B	4.1
D	0.2
A-1/VMIG 1	1.8
NR	19.6
100.0%

*            As a percentage of total investments.

**     The ratings shown are based on each portfolio security’s rating as determined by Standard & Poor’s, Moody’s or Fitch, each a Nationally Recognized Statistical Rating Organization (“NRSRO”). These ratings are the opinions of the NRSRO and are not measures of quality or guarantees of performance. Securities may be rated by other NRSROs, and these ratings may be higher or lower. In the event that a security is rated by multiple NRSROs and receives different ratings, the Fund will treat the security as being rated in the lowest rating category received from a NRSRO.

See Notes to Financial Statements.

Western Asset Municipal High Income Fund Inc. 2013 Semi-Annual Report	13

Statement of assets and liabilities (unaudited)

April 30, 2013

Assets:
Investments, at value (Cost — $162,694,991)	$176,511,649
Cash	36,415
Interest receivable	3,118,309
Receivable for securities sold	85,000
Receivable from broker — variation margin on open futures contracts	15,750
Prepaid expenses	24,993
Total Assets	179,792,116

Liabilities:
Payable for securities purchased	2,561,360
Investment management fee payable	79,891
Accrued expenses	54,703
Total Liabilities	2,695,954
Total Net Assets	$177,096,162

Net Assets:
Par value ($0.01 par value; 21,600,403 shares issued and outstanding; 500,000,000 shares authorized)	$216,004
Paid-in capital in excess of par value	179,299,600
Overdistributed net investment income	(78,456)
Accumulated net realized loss on investments and futures contracts	(15,925,004)
Net unrealized appreciation on investments and futures contracts	13,584,018
Total Net Assets	$177,096,162

Shares Outstanding	21,600,403

Net Asset Value	$8.20

See Notes to Financial Statements.

14	Western Asset Municipal High Income Fund Inc. 2013 Semi-Annual Report

Statement of operations (unaudited)

For the Six Months Ended April 30, 2013

Investment Income:
Interest	$4,740,472

Expenses:
Investment management fee (Note 2)	483,017
Audit and tax	23,827
Transfer agent fees	23,673
Shareholder reports	15,795
Directors’ fees	12,955
Stock exchange listing fees	10,654
Legal fees	9,517
Fund accounting fees	8,718
Insurance	2,366
Custody fees	654
Miscellaneous expenses	5,537
Total Expenses	596,713
Net Investment Income	4,143,759

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts (Notes 1, 3 and 4):
Net Realized Gain From:
Investment transactions	343,984
Futures contracts	45,112
Net Realized Gain	389,096
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	(82,049)
Futures contracts	(201,027)
Change in Net Unrealized Appreciation (Depreciation)	(283,076)
Net Gain on Investments and Futures Contracts	106,020
Increase in Net Assets from Operations	$4,249,779

See Notes to Financial Statements.

Western Asset Municipal High Income Fund Inc. 2013 Semi-Annual Report	15

Statements of changes in net assets

For the Six Months Ended April 30, 2013 (unaudited) and the Year Ended October 31, 2012	2013	2012

Operations:
Net investment income	$ 4,143,759	$ 8,723,169
Net realized gain	389,096	377,017
Change in net unrealized appreciation (depreciation)	(283,076)	11,908,608
Increase in Net Assets From Operations	4,249,779	21,008,794

Distributions to Shareholders From (Note 1):
Net investment income	(4,188,270)	(8,825,415)
Decrease in Net Assets From Distributions to Shareholders	(4,188,270)	(8,825,415)

Fund Share Transactions:
Reinvestment of distributions (26,899 and 91,918 shares issued, respectively)	217,025	721,981
Increase in Net Assets From Fund Share Transactions	217,025	721,981
Increase in Net Assets	278,534	12,905,360

Net Assets:
Beginning of period	176,817,628	163,912,268
End of period*	$177,096,162	$176,817,628
* Includes overdistributed net investment income of:	$(78,456)	$(33,945)

See Notes to Financial Statements.

16	Western Asset Municipal High Income Fund Inc. 2013 Semi-Annual Report

Financial highlights

For a share of capital stock outstanding throughout each year ended October 31, unless otherwise noted:

	2013[1,2]	2012	2011	2010	2009	2008

Net asset value, beginning of period	$8.20	$7.63	$7.84	$7.45	$7.08	$8.23

Income (loss) from operations:
Net investment income	0.19	0.40	0.42	0.43	0.43	0.44
Net realized and unrealized gain (loss)	0.00 [3]	0.58	(0.19)	0.40	0.38	(1.17)
Total income (loss) from operations	0.19	0.98	0.23	0.83	0.81	(0.73)

Less distributions from:
Net investment income	(0.19)	(0.41)	(0.44)	(0.44)	(0.44)	(0.42)
Total distributions	(0.19)	(0.41)	(0.44)	(0.44)	(0.44)	(0.42)

Net asset value, end of period	$8.20	$8.20	$7.63	$7.84	$7.45	$7.08

Market price, end of period	$7.83	$8.47	$7.52	$7.93	$7.25	$6.53
Total return, based on NAV[4,5]	2.39%	13.17%	3.39%	11.69%	12.30%	(9.02)%
Total return, based on Market Price[6]	(5.30)%	18.65%	0.74%	16.09%	18.49%	(10.89)%

Net assets, end of period (millions)	$177	$177	$164	$168	$158	$149

Ratios to average net assets:
Gross expenses	0.68%[7]	0.69%	0.68%	0.70%	0.71%	0.71%
Net expenses[8]	0.68 [7]	0.69	0.68	0.70	0.71	0.71
Net investment income	4.72 [7]	5.09	5.63	5.70	6.17	5.59

Portfolio turnover rate	9%	13%	10%	17%	17%	17%

1  For the six months ended April 30, 2013 (unaudited).

2  Per share amounts have been calculated using the average shares method.

3  Amount represents less than $0.01 per share.

4  Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

5  The total return calculation assumes that distributions are reinvested at NAV. Prior to January 1, 2012, the total return calculation assumed the reinvestment of all distributions in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

6  The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

7  Annualized.

8  The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

Western Asset Municipal High Income Fund Inc. 2013 Semi-Annual Report	17

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Western Asset Municipal High Income Fund Inc. (the “Fund”) was incorporated in Maryland and is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund seeks high current income exempt from federal income taxes.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of

18	Western Asset Municipal High Income Fund Inc. 2013 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•                  Level 1 — quoted prices in active markets for identical investments

•                  Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•                  Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Western Asset Municipal High Income Fund Inc. 2013 Semi-Annual Report	19

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Municipal bonds†	—	$173,411,649	—	$173,411,649
Short-term investments†	—	3,100,000	—	3,100,000
Total investments	—	$176,511,649	—	$176,511,649

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Futures contracts	$232,640	—	—	$232,640

†  See Schedule of Investments for additional detailed categorizations.

(b) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(c) Securities traded on a when-issued basis. The Fund may trade securities on a when-issued basis. In a when-issued transaction, the securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction.

20	Western Asset Municipal High Income Fund Inc. 2013 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

Purchasing such securities involves risk of loss if the value of the securities declines prior to settlement. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(d) Credit and market risk. The Fund invests in high-yield instruments that are subject to certain credit and market risks. The yields of high-yield obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading.

(e) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(f) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared quarterly and paid on a monthly basis. The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from federal and certain state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund. Distributions of net realized gains, if any, are taxable and are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(h) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of April 30, 2013, no

Western Asset Municipal High Income Fund Inc. 2013 Semi-Annual Report	21

provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(i) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Western Asset Management Company (“Western Asset”) is the Fund’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays LMPFA an investment management fee, calculated daily and paid monthly, at an annual rate of 0.55% of the Fund’s average daily net assets.

LMPFA delegates to Western Asset the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund.

All officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3. Investments

During the six months ended April 30, 2013, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$16,190,935
Sales	16,540,948

At April 30, 2013, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$16,235,890
Gross unrealized depreciation	(2,419,232)
Net unrealized appreciation	$13,816,658

22	Western Asset Municipal High Income Fund Inc. 2013 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

At April 30, 2013, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Loss
Contracts to Sell:
U.S. Treasury 30-Year Bonds	72	6/13	$10,450,360	$10,683,000	$(232,640)

4. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at April 30, 2013.

LIABILITY DERIVATIVES1

Interest Rate Risk
Futures contracts[2]	$232,640

1         Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

2         Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the six months ended April 30, 2013. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED

Interest Rate Risk
Futures contracts	$45,112

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED

Interest Rate Risk
Futures contracts	$(201,027)

Western Asset Municipal High Income Fund Inc. 2013 Semi-Annual Report	23

During the six months ended April 30, 2013, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to sell)	$7,249,286

5. Distributions subsequent to April 30, 2013

On February 14, 2013, the Fund’s Board of Directors (the “Board”) declared three distributions, each in the amount of $0.031 per share, payable on March 22, 2013, April 26, 2013 and May 31, 2013 to shareholders of record on March 15, 2013, April 19, 2013 and May 24, 2013, respectively. The May record date distribution was made subsequent to the period end of this report.

On May 17, 2013, the Board declared three distributions, each in the amount of $0.031 per share, payable on June 28, 2013, July 26, 2013 and August 30, 2013 to shareholders of record on June 21, 2013, July 19, 2013 and August 23, 2013, respectively.

6. Capital loss carryforwards

As of October 31, 2012, the Fund had the following net capital loss carryforwards remaining:

Year of Expiration	Amount
10/31/2013	$ (5,677,661)
10/31/2015	(1,928,255)
10/31/2016	(2,673,203)
10/31/2017	(6,176,348)
$(16,455,467)

These amounts will be available to offset any future taxable capital gains.

24	Western Asset Municipal High Income Fund Inc.

Commodity exchange act regulation exclusion (unaudited)

The Fund is operated by persons who have claimed an exclusion, granted to operators of registered investment companies like the Fund, from registration as a “commodity pool operator” with respect to the Fund under the Commodity Exchange Act (the “CEA”), and, therefore, are not subject to registration or regulation with respect to the Fund under the CEA. As a result, effective December 31, 2012, the Fund is limited in its ability to use commodity futures (which include futures on broad-based securities indexes and interest rate futures) (collectively, “commodity interests”) or options on commodity futures, engage in certain swaps transactions or make certain other investments (whether directly or indirectly through investments in other investment vehicles) for purposes other than “bona fide hedging,” as defined in the rules of the Commodity Futures Trading Commission. With respect to transactions other than for bona fide hedging purposes, either: (1) the aggregate initial margin and premiums required to establish the Fund’s positions in such investments may not exceed 5% of the liquidation value of the Fund’s portfolio (after accounting for unrealized profits and unrealized losses on any such investments); or (2) the aggregate net notional value of such instruments, determined at the time the most recent position was established, may not exceed 100% of the liquidation value of the Fund’s portfolio (after accounting for unrealized profits and unrealized losses on any such positions). In addition to meeting one of the foregoing trading limitations, the Fund may not market itself as a commodity pool or otherwise as a vehicle for trading in the futures, options or swaps markets.

Western Asset Municipal High Income Fund Inc.	25

Board approval of management and subadvisory agreements (unaudited)

Background

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the Board of Directors (the “Board”) of Western Asset Municipal High Income Fund, Inc. (the “Fund”), including a majority of its members that are not considered to be “interested persons” under the 1940 Act (the “Independent Directors”) voting separately, approve on an annual basis the continuation of the investment management contract (the “Management Agreement”) with the Fund’s manager, Legg Mason Partners Fund Advisor, LLC (the “Manager”), and the sub-advisory agreement (the “Sub-Advisory Agreement”) with the Manager’s affiliate, Western Asset Management Company (“Western Asset”). At a meeting (the “Contract Renewal Meeting”) held in-person on November 7 and 8, 2012, the Board, including the Independent Directors, considered and approved the continuation of each of the Management Agreement and the Sub-Advisory Agreement for an additional one-year term. To assist in its consideration of the renewals of the Management Agreement and the Sub-Advisory Agreement, the Board received and considered a variety of information (together with the information provided at the Contract Renewal Meeting, the “Contract Renewal Information”) about the Manager and Western Asset, as well as the management and sub-advisory arrangements for the Fund and the other closed-end funds in the same complex under the Board’s supervision (collectively, the “Legg Mason Closed-end Funds”), certain portions of which are discussed below. A presentation made by the Manager and Western Asset to the Board at the Contract Renewal Meeting in connection with its evaluations of the Management Agreement and the Sub-Advisory Agreement encompassed the Fund and other Legg Mason Closed-end Funds. In addition to the Contract Renewal Information, the Board received performance and other information throughout the year related to the respective services rendered by the Manager and Western Asset to the Fund. The Board’s evaluation took into account the information received throughout the year and also reflected the knowledge and familiarity gained as members of the Board of the Fund and the other Legg Mason Closed-end Funds with respect to the services provided to the Fund by the Manager and Western Asset.

The Manager provides the Fund with investment advisory and administrative services pursuant to the Management Agreement and Western Asset provides the Fund with certain investment sub-advisory services pursuant to the Sub-Advisory Agreement. The discussion below covers both the advisory and administrative functions being rendered by the Manager, each such function being encompassed by the Management Agreement, and the investment sub-advisory functions being rendered by Western Asset.

26	Western Asset Municipal High Income Fund Inc.

Board approval of management and subadvisory agreements (unaudited) (cont’d)

Board approval of management agreement and sub-advisory agreement

In its deliberations regarding renewal of the Management Agreement and the Sub-Advisory Agreement, the Board, including the Independent Directors, considered the factors below.

Nature, extent and quality of the services under the management agreement and sub-advisory agreement

The Board received and considered Contract Renewal Information regarding the nature, extent and quality of services provided to the Fund by the Manager and Western Asset under the Management Agreement and the Sub-Advisory Agreement, respectively, during the past year. The Board also reviewed Contract Renewal Information regarding the Fund’s compliance policies and procedures established pursuant to the 1940 Act. The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the Contract Renewal Information and the Board’s discussions with the Manager and Western Asset at the Contract Renewal Meeting, the general reputation and investment performance records of the Manager, Western Asset and their affiliates and the financial resources available to the corporate parent of the Manager and Western Asset, Legg Mason, Inc. (“Legg Mason”), to support their activities in respect of the Fund and the other Legg Mason Closed-end Funds.

The Board considered the responsibilities of the Manager and Western Asset under the Management Agreement and the Sub-Advisory Agreement, respectively, including the Manager’s coordination and oversight of the services provided to the Fund by Western Asset and others. The Management Agreement permits the Manager to delegate certain of its responsibilities, including its investment advisory duties thereunder, provided that the Manager, in each case, will supervise the activities of the delegee. Pursuant to this provision of the Management Agreement, the Manager does not provide day-to-day portfolio management services to the Fund. Rather, portfolio management services for the Fund are provided by Western Asset pursuant to the Sub-Advisory Agreement.

In reaching its determinations regarding continuation of the Management Agreement and the Sub-Advisory Agreement, the Board took into account that Fund shareholders, in pursuing their investment goals and objectives, likely purchased their shares based upon the reputation and the investment style, philosophy and strategy of the Manager and Western Asset, as well as the resources available to the Manager and Western Asset.

In evaluating the nature, extent and quality of the investment advisory and other services provided, and which are expected to be provided, to the Fund pursuant to the Management Agreement and the Sub-Advisory Agreement,

Western Asset Municipal High Income Fund Inc.	27

the Board inquired as to any impact on the Fund’s operations of significant changes in the senior management of the Manager and Legg Mason and other personnel providing services to the Fund during the past two years to the date of the Contract Renewal Meeting, including the resignation of Legg Mason’s Chief Executive Officer (“CEO”). At the Contract Renewal Meeting, the interim CEO and other senior representatives of Legg Mason and the Manager discussed these changes with the Board and assured the Board that such changes have not resulted, and are not expected in the future to result, in any diminution in the nature, extent or quality of services provided to the Fund and that the Board of Directors of Legg Mason had undertaken a search for a permanent CEO. In addition, the Board inquired as to published reports speculating that control of Legg Mason, the Manager or certain affiliates of Legg Mason, including Western Asset, might change. The senior representatives of Legg Mason discussed these published reports with the Board, confirming Legg Mason’s continuing commitment to its current business model and its affiliations with the Manager and Western Asset.

The Board concluded that, overall, the nature, extent and quality of the management and other services provided to the Fund under the Management Agreement and the Sub-Advisory Agreement have been satisfactory under the circumstances.

Fund performance

The Board received and considered performance information and analyses (the “Lipper Performance Information”) for the Fund, as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Performance Universe included the Fund and all leveraged and non-leveraged high yield municipal debt closed-end funds, as classified by Lipper, regardless of asset size. The Board noted that it had received and discussed with the Manager and Western Asset information throughout the year at periodic intervals comparing the Fund’s performance against its benchmarks and its peer funds as selected by Lipper. The Performance Universe ranged from ten to fourteen funds, including the Fund, for the 1-, 3-, 5- and 10-year periods ended June 30, 2012.

The Lipper Performance Information comparing the Fund’s performance to that of the Performance Universe based on net asset value per share showed, among other things, that the Fund’s performance for the 1- and 3-year periods ended June 30, 2012 was ranked last among the fourteen funds in the Performance Universe for each of those periods. The Lipper Performance Information also showed that the Fund’s performance for the 5-year period ended June 30, 2012 was ranked sixth among the thirteen funds in the Performance Universe for that period and that its performance

28	Western Asset Municipal High Income Fund Inc.

Board approval of management and subadvisory agreements (unaudited) (cont’d)

for the 10-year period ended June 30, 2012 was ranked seventh among the ten funds in the Performance Universe for that period. The Fund’s performance for the 5-year period ended June 30, 2012 was better than the median performance for the Performance Universe but the Fund’s performance was worse than the Performance Universe median for each other period. The Board considered the Manager’s explanation of the Fund’s underperformance relative to the Performance Universe for the 1- and 3-year periods ended June 30, 2012. The Manager advised the Board that Lipper, in order to create a meaningful size universe for comparison, included, as it has in the past, both leveraged and non-leveraged funds in the Performance Universe due to the limited number of non-leveraged high-yield municipal debt closed-end funds, such as the Fund. The use of leverage may enhance fund performance in a rising market and may detract from fund performance in a declining market. Because it does not use leverage, according to the Manager, the Fund was at a relative disadvantage to leveraged funds included in the Performance Universe during all performance measurement periods. The Manager noted further that the Fund, as part of its continuing investment program, generally has maintained a smaller allocation to lower-rated securities than other Performance Universe funds and no allocation to the tobacco-backed sector and that these long-term strategies have had a negative impact on Fund performance relative to its Performance Universe. The Board noted that the small number of funds in the Performance Universe as well as Lipper’s inclusion of both leveraged and non-leveraged funds in the Performance Universe made meaningful performance comparisons difficult. The Board also considered the Fund’s more favorable performance relative to its benchmarks and in absolute terms.

Based on its review of the Fund’s performance, the Board concluded that, under the circumstances, continuation of the Management Agreement and the Sub-Advisory Agreement for an additional one-year period would be in the interests of the Fund and its shareholders.

Management fees and expense ratios

The Board reviewed and considered the management fee (the “Management Fee”) payable by the Fund to the Manager under the Management Agreement and the sub-advisory fee (the “Sub-Advisory Fee”) payable to Western Asset under the Sub-Advisory Agreement in light of the nature, extent and overall quality of the management, investment advisory and other services provided by the Manager and Western Asset. The Board noted that the Sub-Advisory Fee is paid by the Manager, not the Fund, and, accordingly, that the retention of Western Asset does not increase the fees or expenses otherwise incurred by the Fund’s shareholders.

Additionally, the Board received and considered information and analyses prepared by Lipper (the “Lipper Expense Information”) comparing the Management Fee and the Fund’s overall expenses with those of funds in an

Western Asset Municipal High Income Fund Inc.	29

expense universe (the “Expense Universe”) selected and provided by Lipper. The comparison was based upon the constituent funds’ latest fiscal years. The Expense Universe consisted of the Fund and thirteen other leveraged and non-leveraged high yield municipal debt closed-end funds, as classified by Lipper, with net common share assets ranging from $68.0 million to $455.3 million. Seven of the other funds in the Expense Universe were larger than the Fund and six were smaller.

The Lipper Expense Information, comparing the Management Fee as well as the Fund’s actual total expenses to the Fund’s Expense Universe, showed, among other things, that the Management Fee was ranked fourth among the funds in the Expense Universe on both a contractual basis and on an actual basis (i.e., giving effect to any voluntary fee waivers implemented by the Manager with respect to the Fund and by the managers of the other Expense Universe funds). The Lipper Expense Information also showed that the Fund’s actual total expenses were ranked first (i.e., lowest) among the funds in the Expense Universe. The Board considered that the small number of funds in the Expense Universe and Lipper’s inclusion of both leveraged and non-leveraged funds in the Expense Universe made meaningful comparisons difficult.

The Board also reviewed Contract Renewal Information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, institutional and separate accounts. The Board was advised that the fees paid by such institutional, separate account and other clients generally are lower, and may be significantly lower, than the Management Fee. The Contract Renewal Information discussed the significant differences in scope of services provided to the Fund and to these other clients, noting that the Fund is provided with administrative services, office facilities, Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers. The Contract Renewal Information included information regarding management fees paid by open-end mutual funds in the same complex (the “Legg Mason Open-end Funds”) and that such information indicated that the management fees paid by the Legg Mason Closed-end Funds generally were higher than those paid by the Legg Mason Open-end Funds. The Manager, in response to an inquiry by the Board as to the reasons for the fee differential, provided information as to differences between the services provided to the Fund and the other Legg Mason Closed-end Funds and the services provided to the Legg Mason Open-end Funds. The Board considered the fee comparisons in light of the different services provided in managing these other types of clients and funds.

Taking all of the above into consideration, the Board determined that the Management Fee and the Sub-Advisory Fee were reasonable in light of the

30	Western Asset Municipal High Income Fund Inc.

Board approval of management and subadvisory agreements (unaudited) (cont’d)

nature, extent and overall quality of the management, investment advisory and other services provided to the Fund under the Management Agreement and the Sub-Advisory Agreement.

Manager profitability

The Board, as part of the Contract Renewal Information, received an analysis of the profitability to the Manager and its affiliates in providing services to the Fund for the Manager’s fiscal years ended March 31, 2012 and March 31, 2011. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received Contract Renewal Information with respect to the Manager’s revenue and cost allocation methodologies used in preparing such profitability data. The Board received a report from an outside consultant engaged by the Manager that had reviewed the Manager’s revenue and cost allocation methodologies. The profitability to Western Asset was not considered to be a material factor in the Board’s considerations since the Sub-Advisory Fee is paid by the Manager, not the Fund. The profitability analysis presented to the Board as part of the Contract Renewal Information indicated that profitability to the Manager had increased by 4 percent during the period covered by the analysis. The Board, however, concluded that profitability remained at a level which was not excessive in light of the nature, extent and overall quality of the investment advisory and other services provided to the Fund by the Manager and Western Asset.

Economies of scale

The Board received and discussed Contract Renewal Information concerning whether the Manager realizes economies of scale if the Fund’s assets grow. The Board noted that because the Fund is a closed-end fund with no current plans to seek additional assets beyond maintaining its dividend reinvestment plan, any significant growth in its assets generally will occur through appreciation in the value of the Fund’s investment portfolio, rather than sales of additional shares in the Fund. The Board determined that the Management Fee structure, which incorporates no breakpoints reducing the Management Fee at specified increased asset levels, was appropriate under present circumstances.

Other benefits to the manager and western asset

The Board considered other benefits received by the Manager, Western Asset and their affiliates as a result of their relationship with the Fund and did not regard such benefits as excessive.

* * * * * *

In light of all of the foregoing and other relevant factors, the Board determined that, under the circumstances, continuation of the Management Agreement and the Sub-Advisory Agreement would be consistent with the

Western Asset Municipal High Income Fund Inc.	31

interests of the Fund and its shareholders and unanimously voted to continue each Agreement for a period of one additional year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve continuation of the Management Agreement and the Sub-Advisory Agreement, and each Board member attributed different weights to the various factors. The Independent Directors were advised by separate independent legal counsel throughout the process. Prior to the Contract Renewal Meeting, the Board received a memorandum prepared by the Manager discussing its responsibilities in connection with the proposed continuation of the Management Agreement and the Sub-Advisory Agreement as part of the Contract Renewal Information and the Independent Directors separately received a memorandum discussing such responsibilities from their independent counsel. Prior to voting, the Independent Directors also discussed the proposed continuation of the Management Agreement and the Sub-Advisory Agreement in private sessions with their independent legal counsel at which no representatives of the Manager were present.

32	Western Asset Municipal High Income Fund Inc.

Additional shareholder information (unaudited)

Result of annual meeting of shareholders

The Annual Meeting of Shareholders of Western Asset Municipal High Income Fund Inc. was held on February 22, 2013, for the purpose of considering and voting upon the election of Directors. The following table provides information concerning the matter voted upon at the meeting:

Election of directors

Nominees	Votes For	Votes Withheld
Daniel P. Cronin	19,608,470	436,712
Paolo M. Cucchi	19,379,738	665,444
Leslie H. Gelb	19,419,436	625,747
Eileen A. Kamerick*	19,423,008	622,174

At April 30, 2013, in addition to Daniel P. Cronin, Paolo M. Cucchi, Leslie H. Gelb and Eileen A. Kamerick the other Directors of the Fund were as follows:

Carol L. Colman
R. Jay Gerken**
William R. Hutchinson
Riordan Roett
Jeswald W. Salacuse

*            Effective February 1, 2013, Ms. Kamerick became a Director.

**     Effective May 31, 2013, R. Jay Gerken retired as Chairman, President and Chief Executive Officer of the Fund.

Western Asset Municipal High Income Fund Inc.	33

Dividend reinvestment plan (unaudited)

The Fund’s policy, which may be changed by the Fund’s Board of Directors, is generally to make monthly distributions of substantially all its net investment income (i.e., income other than net realized capital gains) to the holders of the Fund’s capital shares. From time to time, when the Fund makes a substantial capital gains distribution, it may do so in lieu of paying its regular monthly dividend. Net income of the Fund consists of all income accrued on portfolio assets less all expenses of the Fund. Expenses of the Fund are accrued each day. Net realized capital gains, if any, will be distributed to shareholders at least once a year.

Under the Fund’s Dividend Reinvestment Plan (“Plan”), a shareholder whose capital shares are registered in his or her own name will have all distributions reinvested automatically by American Stock Transfer & Trust Company (“AST”), as purchasing agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in “street name”) will be reinvested by the broker or nominee in additional capital shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own capital shares registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to shareholders who do not participate in the Plan will be paid by check mailed directly to the record holder by or under the direction of AST, as dividend-paying agent.

The number of capital shares distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. Whenever the market price of the capital shares is equal to or exceeds 98% of net asset value (“NAV”) per share on the determination date (generally, the record date for the distribution), participants will be issued capital shares valued at the greater of (1) 98% of the NAV or (2) 95% of the market price. To the extent that the Fund issues shares to participants in the Plan at a discount to NAV, the interests of remaining shareholders (i.e., those who do not participate in the Plan) in the Fund’s net assets will be proportionately diluted.

If 98% of the NAV per share of the capital shares at the time of valuation (which is the close of business on the determination date) exceeds the market price of capital shares, AST will buy capital shares in the open market, on the NYSE or elsewhere, for the participants’ accounts. If, following the commencement of the purchases and before AST has completed its purchases, the market price exceeds 98% of what the NAV per share of the capital shares was at the valuation time, AST will attempt to terminate purchases in the open market and cause the Fund to issue the remaining portion of the dividend or distribution by issuing shares at a price equal to the greater of (1) 98% of the NAV per share as of the valuation time, or (2) 95% of the then current market price. In this case, the number of shares of capital shares received by a Plan participant will be based on the weighted average of

34	Western Asset Municipal High Income Fund Inc.

Dividend reinvestment plan (unaudited) (cont’d)

prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. To the extent AST is unable to stop open market purchases and cause the Fund to issue the remaining shares, the average per share price paid by AST may exceed 98% of the NAV per share of the capital shares. AST will begin to purchase capital shares on the open market as soon as practicable after the payment date of the dividend or capital gains distribution, but in no event shall such purchases continue later than 30 days after that date, except when necessary to comply with applicable provisions of the Federal securities laws.

AST maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in each account, including information needed by a shareholder for personal and tax records. The automatic reinvestment of dividends and capital gains distributions will not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. Capital shares in the account of each Plan participant will be held by AST in uncertificated form in the name of the Plan participant.

Plan participants are subject to no charge for reinvesting dividends and capital gains distributions under the Plan. AST’s fees for handling the reinvestment of dividends and capital gains distributions will be paid by the Fund. No brokerage charges shall apply with respect to its capital shares issued directly by the Fund under the Plan. Each Plan participant will, however, bear a pro-rata share of brokerage commissions actually incurred with respect to any open market purchases made under the Plan.

Experience under the Plan may indicate that changes to it are desirable. The Fund reserves the right to amend or terminate the Plan as applied to any dividend or capital gains distribution paid subsequent to written notice of the change sent to participants at least 30 days before the record date for the dividend or capital gains distribution. The Plan also may be amended or terminated by AST or the Fund on at least 30 days’ written notice to Plan participants. All correspondence concerning the Plan should be directed by mail to American Stock Transfer & Trust Company, 6201 15th Avenue, Brooklyn, New York 11219 or by telephone at 1-888-888-0151.

Western Asset

Municipal High Income Fund Inc.

Directors	Western Asset Municipal High Income Fund Inc.	Independent registered public accounting firm
Carol L. Colman	620 Eighth Avenue	KPMG LLP
Daniel P. Cronin	49th Floor	345 Park Avenue
Paolo M. Cucchi	New York, NY 10018	New York, NY 10154
Kenneth D. Fuller*
Chairman	Investment manager	Legal counsel
Leslie H. Gelb	Legg Mason Partners Fund Advisor, LLC	Simpson Thacher & Bartlett LLP
William R. Hutchinson		425 Lexington Avenue
Eileen A. Kamerick**	Subadviser	New York, NY 10017-3909
Riordan Roett	Western Asset Management Company
Jeswald W. Salacuse		New York Stock Exchange Symbol
	Custodian	MHF
Officers	State Street Bank and Trust Company
Kenneth D. Fuller*	1 Lincoln Street
President and Chief Executive Officer	Boston, MA 02111
Richard F. Sennett
Principal Financial Officer	Transfer agent
Ted P. Becker	American Stock Transfer & Trust Company
Chief Compliance Officer	6201 15th Avenue
Vanessa A. Williams	Brooklyn, NY 11219
Identity Theft Prevention Officer
Robert I. Frenkel
Secretary and Chief Legal Officer
Thomas C. Mandia
Assistant Secretary
Steven Frank
Treasurer
Jeanne M. Kelly
Senior Vice President

*            Effective June 1, 2013, Mr. Fuller became Chairman, President and Chief Executive Officer.

**     Effective February 1, 2013, Ms. Kamerick became a Director.

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•             Personal information included on applications or other forms;

•             Account balances, transactions, and mutual fund holdings and positions;

•             Online account access user IDs, passwords, security challenge question responses; and

•             Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•             Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•             Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•             The Funds’ representatives such as legal counsel, accountants and auditors; and

•             Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-888-777-0102.

Revised April 2011

NOT PART OF THE SEMI-ANNUAL REPORT

Western Asset Municipal High Income Fund Inc.

Western Asset Municipal High Income Fund Inc.
620 Eighth Avenue
49th Floor
New York, NY 10018

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time, the Fund may purchase, at market prices, shares of its common stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities are available (1) without charge, upon request, by calling 1-888-777-0102, (2) on the Fund’s website at www.lmcef.com and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of the Western Asset Municipal High Income Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

American Stock
Transfer & Trust Company
6201 15th Avenue
Brooklyn, NY 11219

WAS04050 6/13 SR13-1950

ITEM 2.                                                CODE OF ETHICS.

Not Applicable.

ITEM 3.                                                AUDIT COMMITTEE FINANCIAL EXPERT.

Not Applicable.

ITEM 4.                                                PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not Applicable.

ITEM 5.                                                AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not Applicable.

ITEM 6.                                                SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.                                                DISCLOSURE OF PROXY VOTING POLOCIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 8.                                                INVESTMENT PROFESSIONALS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 9.                                                PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not Applicable.

ITEM 10.                                         SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not Applicable.

ITEM 11.                                         CONTROLS AND PROCEDURES.

(a)                                The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)                                There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.                                          EXHIBITS.

(a)         (1)         Not Applicable.

Exhibit 99.CODE ETH

(a) (2)    Certifications pursuant to section 302 of the Sarbanes-Oxle Act of 2002 attached hereto.

Exhibit 99.CERT

(b)  Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Municipal High Income Fund Inc.

By:	/s/Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer
Western Asset Municipal High Income Fund Inc.

Date:	June 25, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer
Western Asset Municipal High Income Fund Inc.

Date:	June 25, 2013

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer
Western Asset Municipal High Income Fund Inc.

Date:	June 25, 2013